UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2014

GLORYWIN ENTERTAINMENT GROUP, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-173680	27-3369810
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 8, 20/F, AIA Tower,Nos 251A-301, Avenida Commercial de Macau, Macau
(Address of principal executive offices)

+853 8294-2333
(Registrant's telephone number)

Former name or former address, if changed since last report)

ZIPPY BAGS, INC.
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2014, Zippy Bags, Inc., a  Nevada corporation (the "Company") filed a certificate of amendment (the "Amendment") to its Certificate of Incorporation with the Secretary of State of the State of Nevada in order to change its name to "Glorywin Entertainment Group, Inc." in order to better reflect the direction and business of the Company. A copy of the Amendment is attached to this Current Report as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 3.1 Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLORYWIN ENTERTAINMENT GROUP, INC.

Dated: November 5, 2014	By:	/s/ Eng Wah KUNG
Name: Eng Wah KUNG
Title: Chief Executive Officer